Exhibit 10.3

Certain information has been redacted in accordance with Item 601(b)(10)(iv) of Regulation S-K because such information (i) is not material and (ii) is the type of information the registrant treats as private or confidential. Information that has been so redacted from this exhibit has been marked with “[***]” to indicate the omission.

7 September 2023

Mr. Abdul Razak Mohd Isa

Co-Founder & Chief Executive Officer

Medika Natura Sdn Bhd.

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Dear Mr. Razak.

THE OWNERSHIP OF INTELLECTUAL PROPERTY RIGHTS

FOR PREMIUMIZATION OF HALAL NUTRACEUTICALS TOWARDS

THERAPEUTIC CLAIMS (KAEMPFERIA PARVIFLORA)

UNDER THE MALAYSIAN COLLABORATIVE NETWORK PLATFORM FOR DISRUPTIVE

INNOVATION INITIATIVE (I-CONNECT) IN THE HALAL SUPPLY CHAIN SECTOR

Your letter dated 23rd August 2023 is referred.

The Ministry of Science, Technology and Innovation (MOSTI) and the Academy of Sciences Malaysia (ASM) consistently strive to establish and nurture a favourable innovation ecosystem in Malaysia. Our aim is to foster disruptive innovation and facilitate Malaysia's exploration of novel economic prospects, allowing industries to access emerging global markets through the Malaysian Collaborative Network Platform for Disruptive Innovation Initiative (i-Connect).

In accordance with the agreement between ASM and Medika Natura Sdn. Bhd. dated September 1st, 2022 as stipulated in clause no 7, Medika Natura Sdn. Bhd. serving as the Project Entity, shall be in charge of the commercialisation of the product, service, process or organisational system to market which consists of the said Intellectual Property (IP) rights for the Project.

Therefore, notwithstanding any contrary to the aforementioned agreement, we hereby agree to assign the IP to Medika Natura Sdn. Bhd. subject to its compliance with the filing process of the Intellectual Property Corporation of Malaysia (MyIPO). This arrangement aligns with the fundamental principles and objectives of the programme, wherein the Project Entity is obligated to initiate the patent filing process with MyIPO for the purpose of commercialising the product, Kaempferia Parviflora.

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THE OWNERSHIP OF INTELLECTUAL PROPERTY RIGHTS FOR PREMIUMIZATION OF

HALAL NUTRACEUTICALS TOWARDS THERAPEUTIC CLAIMS (KAEMPFERIA PARVIFLORA)

UNDER THE MALAYSIAN COLLABORATIVE NETWORK PLATFORM

FOR DISRUPTIVE INNOVATION INITIATIVE (I-CONNECT) IN THE HALAL SUPPLY CHAIN SECTOR

Should you require further information or clarification, you may contact [***] (Tel: [***]; Email: [***]).

Thank you.

Yours sincerely,

/s/ [***]
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CC:	[***]

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